  SUPPLEMENT DATED JANUARY 24, 2001 TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF CYPRESSTREE SENIOR FLOATING RATE FUND, INC. DATED MAY 1, 2000

   This will supplement all information provided in the Fund's Prospectus and Statement of Additional Information dated May 1, 2000, that relates to the Fund's investment adviser, investment subadviser and distributor. This Supplement should be read in conjunction with those portions of the Prospectus and Statement of Additional Information.

   This Supplement also provides important information about current fee waivers, which should be read in conjunction with the Fund's expense table in the Prospectus.

Investment Advisory, Subadvisory and Distribution Agreements

   Shareholders of the Fund approved a new two-year investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Fund at a special meeting of shareholders on June 1, 2000 (the "June Shareholder Meeting"). Shareholders also approved a new two-year subadvisory agreement with CIMCO at the June Shareholder Meeting.

   CFD, under its new name of American General Funds Distributors, Inc. ("AGFD"), has continued to serve as the distributor of the Fund's shares since the Acquisition. The Board of Directors of the Fund ("the Board") on February 27, 2000 approved a new distribution agreement substantially similar to the Fund's previous distribution agreement with CFD (shareholder approval of the new distribution agreement is not required under the Investment Company Act).

Board of Directors

   Bradford K. Gallagher, Chairman of the Board and President of CAM, resigned from the Board upon consummation of the Acquisition. Alice T. Kane, President of American General Fund Group, was appointed by the Board as a Director of the Fund and Chairman of the Board. The Board also nominated six additional Directors to be proposed for election, along with Ms. Kane, at the June Shareholder Meeting. Two of these nominees replaced Directors Arthur S. Loring and William F. Achtmeyer, who resigned upon their successors' election. Shareholders elected Judith L. Craven, William F. Devin, Ben H. Love, Joseph T. Grause, Jr., Timothy J. Ebner, Gustavo E. Gonzales, Jr., John E. Maupin, Jr. and Kenneth J. Lavery as Directors at the June Shareholder Meeting.

Fee Waiver

   Effective March 7, 2000, the Fund's investment adviser voluntarily agreed to reimburse the Fund's expenses to the extent necessary so that the total annualized fund expenses do not exceed 1.25% of average daily gross assets. This voluntary waiver will continue until further notice. In addition, CIMCO has agreed to waive a portion of its subadvisory fee in connection with the Acquisition described on page 16 of the Prospectus.

Merger

   On January 23, 2001, the Board of Directors of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Fund") approved and recommended shareholder approval of an Agreement and Plan of Reorganization ("Reorganization") which, if approved by shareholders of record of the CypressTree Fund at the close of business on February 15, 2001, would result in the reorganization of the CypressTree Fund into the North American Senior Floating Rate Fund, Inc. ("North American Fund"). CypressTree Fund shareholders would receive newly-created Class D shares of the North American Fund, which would be the surviving Fund, having an aggregate value equal to the aggregate value of shares held in the CypressTree Fund. A meeting of the shareholders of the CypressTree Fund to consider the proposed Reorganization has been scheduled for April 20, 2001. Both Funds are advised by American General Asset Management Corp. and sub-advised by CypressTree Investment Management Company, Inc., and have the same investment objectives and repurchase policies. If approved, the reorganization is expected to take place in mid-May of 2001.

Telephone Transactions

   The Section entitled "Telephone Transactions" on page 28 of the Prospectus is deleted in its entirety and replaced by the following: Shareholders are not permitted to request exchanges and/or repurchases by telephone.

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